TAR G E T I N G P ORT F O L I O S O L U T I O N S

Arrow QVM Equity Factor ETF

QVM

(a series of Arrow Investments Trust)

Supplement dated May 8, 2020

to the Summary Prospectus and Prospectus dated June 1, 2019

The following provides notice to shareholders of important additions to the Fund’s principal investment strategies and risks.

The “Principal Investment Strategies” section starting on page 1 of the Prospectus and page 2 of the Summary Prospectus is replaced in its entirety with the following:

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in common stocks and exchange traded funds that invest in common stocks that comprise the AI Quality Value Momentum Index (the “Index”). The Index selects investments pursuant to a proprietary Tri-Factor™ methodology that seeks to identify the components with the strongest fundamental performance characteristics. The Tri-Factor™ methodology evaluates momentum factors to determine the allocation between the quality component and the value component of the Index, and to allocate to cash for temporary defensive purposes The quality component consists of 50 stocks that exhibit quality factors such as profitability, consistency of earnings, dividend yield, price to earnings, management confidence, and long-term performance. The value component consists of the Dow 30, which the Index uses as a measure of the stock market's overall value based on the performance of 30 large U.S. companies.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of

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industries. These industries are expected to include, but not be limited to, financial, utilities and consumer goods.

The section entitled “Additional Information About The Principal Investment Strategies And Risks – Principal Investment Strategies” starting on page 5 of the Prospectus is replaced in its entirety by the following:

Principal Investment Strategies

Arrow Insights, a division of the Advisor, is the index provider. The Index selects investments pursuant to a proprietary Tri-Factor™ methodology that seeks to identify the components with the strongest fundamental performance characteristics. The Tri-Factor™ methodology evaluates momentum factors to determine the allocation between the quality component and the value component of the Index, and to allocate to cash for temporary defensive purposes The quality component consists of 50 stocks that exhibit quality factors such as profitability, consistency of earnings, dividend yield, price to earnings, management confidence, and long-term performance. The value component consists of the Dow 30, which the Index uses as a measure of the stock market's overall value based on the performance of 30 large U.S. companies.

The Index was created in 2014 and revised in 2020. In selecting securities for the Index, the model considers quality, value and momentum factors. Quality factors include earning per share variability, return on equity, and return of earnings to shareholders in the form of dividends or share buybacks. The value factor provides the ability to capture the price appreciation of stocks representing the broader U.S. economy. The momentum factors measure the relative strength of quality, value and short term treasury to determine the overall weighting of the Index. Equity exposure is reduced to 10% when overall equity relative strength is weak based the Index methodology. When equity exposure is reduced the Index invests in exchange traded funds that invest in short term T-Bills.

The quality factors component selects common stocks pursuant to a proprietary selection methodology from a universe of approximately 3,500 common stocks traded on U.S. exchanges that meet minimum liquidity (three month average daily dollar volume above $1 million) and price standards (minimum price of $5 per share). Securities are ranked based on the following factors:

•	Profitability on shareholder’s equity
•	Consistency of historical earnings
•	Dividend yield paid to shareholders
•	Share buyback, reducing actual shares outstanding
•	Valuation, or is the price of the company reasonably valued
•	Long term price performance, or has the company been recognized historically

The securities ranked by each quality factor are then summed to get the 50 highest ranked securities in the universe. The top 50 ranked companies as of December

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and June of each calendar year are checked for news or corporate actions that may change the rankings and then implemented in the next subsequent month, January and July, respectively. The quality component is equally weighted and rebalanced quarterly at the end of January, April, July, and October of each calendar year. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Index.

Under normal market conditions the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities that comprise the Index. The Fund uses an “indexing” investment approach to seek investment results that generally correspond, before fees and expenses to the performance of the Index. The Advisor seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in the Index. There also may be instances in which the Advisor may choose to (i) overweight a security in the Index, (ii) purchase securities not contained the Index that the Advisor believes are appropriate to substitute for certain securities in the Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Index. The Fund may sell securities included in the Index in anticipation of their removal from the Index, or purchase securities not included in the Index in anticipation of their addition to the Index.

Although the Advisor intends for the Fund to replicate the Index, the Fund may employ representative sampling to achieve its investment objective. In particular, the Fund may use representative sampling when securities in the Index are not available in the quantities needed by the Fund, when any security in the Index is subjecting to trading in round lots that are too large for inclusion in the basket of in-kind securities deposited for a Creation Unit, and until the Fund achieves scale.

The Fund may invest up to 20% of its assets in instruments that are not component securities of the Index if the Advisor believes that such instruments will help the Fund to track its Index. For example, provided that the Fund continues to invest at least 80% of its total assets in the components of the Index and the Advisor believes it will help the Fund to track its Index, the Fund may invest in securities not included in the Index, such as other ETFs, and money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended, (the “1940 Act”), or rules under the 1940 Act). Further, the Fund may sell securities included in its Index in anticipation of their removal from the Index, purchase securities not included in the Index in anticipation of their addition

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to the Index and/or hold a security no longer included in the Index. The Advisor anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Advisor to reflect fully the additions and deletions to the Index in the portfolio composition of the Fund.

The AI Quality Value Momentum Index is calculated and maintained by Solactive AG on behalf of the index provider.

The following principal investment risks should be added to “Principal Investment Risks” starting on page 2 of the Prospectus and Summary Prospectus and to “Additional Information About The Principal Investment Strategies And Risks – Principal Investment Risks” starting on page 6 of the Prospectus:

Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater Risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer markups and other transaction cost on the sale of securities and on reinvestment in other securities and may result in reduced performance

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and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Other Investment Companies. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the ETF Risk.

This Supplement dated May 8, 2020 and the Summary Prospectus, Prospectus and Statement of Additional Information dated June 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information dated June 1, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-277-6933.

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